UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2005

iGATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

1000 Commerce Drive Suite 500 Pittsburgh, PA	15275
(Address of Principal Executive Offices)	(Zip Code)

(412) 503-1131

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On May 20, 2005, iGate Corporation (the “Company”) was informed by PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, that PwC resigned as the Company’s independent registered public accounting firm. The Company’s Audit Committee is currently in the process of seeking the engagement of a new independent registered public accounting firm.

The reports of PwC on the Company’s consolidated financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2004 and 2003 and through May 20, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the financial statements for such years.

During the years ended December 31, 2004 and 2003 and through May 20, 2005, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that in the Company’s Amendment No. 1 to its Annual Report on Form   10-K/A for the year ended December 31, 2004 (the “Form 10K-A”), which the Company filed with the Securities and Exchange Commission on May 2, 2005, Management’s Report on Internal Control over Financial Reporting stated that the Company’s internal control over financial reporting was not effective as of December 31, 2004, based on the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management of the Company identified certain control deficiencies which represent three material weaknesses in the Company’s system of internal control over financial reporting, which are more fully described in Item 9A of the Form 10-K/A and can be summarized as including that the Company did not maintain effective controls over: (i) the accounting for customer accounts receivable and the corresponding revenue; (ii) the calculation and review of deferred compensation and the corresponding compensation expense; and (iii) the calculation and review of income taxes, including the determination of income taxes payable, deferred income tax assets and liabilities and the related income tax provision. In its opinion filed in the Form 10-K/A, PwC agreed with the assessment of management of the Company that the Company did not maintain effective internal control over financial reporting as of December 31, 2004, based on the criteria established in Internal Control—Integrated Framework issued by the COSO.

The Company has provided PwC with a copy of the above disclosures and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of that letter, dated May 25, 2005, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

16.1	Letter from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission dated May 25, 2005.

SIGNATURE(S)

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

May 25, 2005	/s/ MICHAEL J. ZUGAY
Michael J. Zugay
Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.
16.1	Letter from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission dated May 25, 2005.